LIBERTY SILVER CORP.

- and -

CAPITAL TRANSFER AGENCY INC.

SUBSCRIPTION RECEIPT AND ESCROW AGREEMENT

Providing for the Issuance of

up to 6,500,000 Subscription Receipts

November 10, 2011

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Page

ARTICLE 1 INTERPRETATION

2

1.1

Definitions

2

1.2

Words Importing the Singular

6

1.3

Interpretation not Affected by Headings

6

1.4

Day not a Business Day

6

1.5

Time of the Essence

6

1.6

Governing Law

7

1.7

Meaning of “outstanding” for Certain Purposes

7

1.8

Currency

7

ARTICLE 2 SUBSCRIPTION RECEIPTS

7

2.1

Appointment of Subscription Receipt and Escrow Agent

7

2.2

Issue of Subscription Receipts

7

2.3

Terms of Subscription Receipts

8

2.4

Issue in Substitution for Lost Subscription Receipts

8

2.5

Subscription Receiptholder not a Shareholder

9

2.6

Subscription Receipts to Rank Pari Passu

9

2.7

Signing of Subscription Receipts

9

2.8

Countersignature by the Subscription Receipt and Escrow Agent

9

2.9

Legended Certificates

10

ARTICLE 3 TRANSFER AND OWNERSHIP OF SUBSCRIPTION RECEIPTS

12

3.1

Registration of Subscription Receipts

12

3.2

Transfer of Subscription Receipts

13

3.3

Exchange of Subscription Receipts

14

ARTICLE 4 EXCHANGE OF SUBSCRIPTION RECEIPTS

14

4.1

Exchange of Subscription Receipts

14

4.2

Delivery of Release Certificate

15

4.3

Effect of Deemed Exchange of Subscription Receipts

15

4.4

No Fractional Shares

15

4.5

Redemption of Subscription Receipts

16

ARTICLE 5 NO ADJUSTMENT OF EXCHANGE NUMBER

16

5.1

No Changes in Share Capital Structure

16

ARTICLE 6 RIGHTS AND COVENANTS

16

6.1

General Covenants of the Corporation

16

6.2

Subscription Receipt and Escrow Agent’s Remuneration and Expenses

17

6.3

Performance of Covenants by the Subscription Receipt and Escrow Agent

17

ARTICLE 7 ESCROWED PROCEEDS

18

7.1

Initial Escrowed Proceeds and Distribution Amounts

18

7.2

Qualified Investments

18

7.3

Release of Escrowed Proceeds Upon Receipt of Release Certificate

18

7.4

Release of Escrowed Proceeds on Default

18

7.5

Direction

19

7.6

Early Termination of any Investment of the Escrowed Proceeds

19

7.7

Method of Disbursement and Delivery

19

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(continued)

Page

7.8

Acknowledgements

20

7.9

Miscellaneous

20

ARTICLE 8 ENFORCEMENT

21

8.1

Suits by Subscription Receiptholders

21

8.2

Limitation of Liability

21

ARTICLE 9 MEETINGS OF SUBSCRIPTION RECEIPTHOLDERS

22

9.1

Right to Convene Meetings

22

9.2

Notice

22

9.3

Chairman

22

9.4

Quorum

22

9.5

Power to Adjourn

23

9.6

Show of Hands

23

9.7

Poll

23

9.8

Voting

23

9.9

Regulations

24

9.10

Corporation and Subscription Receipt and Escrow Agent may be Represented

25

9.11

Powers Exercisable by Extraordinary Resolution

25

9.12

Meaning of “Extraordinary Resolution”

26

9.13

Powers Cumulative

27

9.14

Minutes

27

9.15

Instruments in Writing

27

9.16

Binding Effect of Resolutions

27

9.17

Holdings by the Corporation Disregarded

28

ARTICLE 10 SUPPLEMENTAL AGREEMENTS AND SUCCESSOR COMPANIES

28

10.1

Provision for Supplemental Agreements for Certain Purposes

28

10.2

Successor Entities

29

ARTICLE 11 CONCERNING THE SUBSCRIPTION RECEIPT AND ESCROW AGENT

29

11.1

Rights and Duties of Subscription Receipt and Escrow Agent

29

11.2

Evidence, Experts and Advisers

31

11.3

Securities, Documents and Monies Held by Subscription Receipt and Escrow Agent  32

11.4

Action by Subscription Receipt and Escrow Agent to Protect Interests

32

11.5

Subscription Receipt and Escrow Agent not Required to Give Security

32

11.6

Protection of Subscription Receipt and Escrow Agent

33

11.7

Replacement of Subscription Receipt and Escrow Agent

34

11.8

Conflict of Interest

35

11.9

Subscription Receipt and Escrow Agent Not to be Appointed Receiver

35

11.10

Authorization to Carry on Business

35

11.11

Privacy

36

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(continued)

Page

ARTICLE 12 GENERAL

36

12.1

Notice to the Corporation and the Subscription Receipt and Escrow Agent

36

12.2

Notice to the Subscription Receiptholders

37

12.3

Discretion of Directors

38

12.4

Satisfaction and Discharge of Agreement

38

12.5

Provisions of Agreement and Subscription Receipts for the Sole Benefit of Parties and Subscription Receiptholders  38

12.6

Counterparts and Formal Date

38

SCHEDULE “A” - FORM OF SUBSCRIPTION RECEIPT CERTIFICATE

SCHEDULE “B” - FORM OF RELEASE CERTIFICATE

SCHEDULE “C” – FORM OF WARRANT CERTIFICATE

THIS SUBSCRIPTION RECEIPT AND ESCROW AGREEMENT made as of November 10, 2011.

AMONG:

LIBERTY SILVER CORP., a company existing under the laws of the State of Nevada

(hereinafter called the “Corporation”)

AND:

CAPITAL TRANSFER AGENCY INC., a company existing under the laws of Canada;

(hereinafter called the “Subscription Receipt and Escrow Agent”)

RECITALS:

A.

The Corporation proposes to issue and sell up to 6,500,000 Subscription Receipts (as hereinafter defined) of the Corporation (the “Offering”).

B.

Each Subscription Receipt shall be automatically exchangeable, without any further action by the holder thereof, for one (1) Common Share (as hereinafter defined) upon the Release Event (as hereinafter defined) occurring.

C.

The Corporation has agreed that:

(a)

upon the Closing and until the earlier occurrence of the Release Event and the Release Deadline (as hereinafter defined), the gross proceeds from the sale of the Subscription Receipts, less an amount equal to the BG Capital Expense (as herein defined), shall be held by the Subscription Receipt and Escrow Agent and invested in the manner set forth herein;

(b)

if the Release Event occurs on or before the Release Deadline, the Subscription Receipts will be automatically exchanged, without any further action on the part of the holder thereof and without payment of additional consideration, for one (1) Common Share for each Subscription Receipt held; and

(c)

if the Release Event does not occur on or before the Release Deadline, the Subscription Receipt and Escrow Agent shall deliver to each holder of Subscription Receipts the Subscription Receiptholder’s Funds (as hereinafter defined) less applicable withholding taxes, if any.

E.

The foregoing recitals and any statements of fact in this Agreement are and shall be deemed to be made by the Corporation and not by the Subscription Receipt and Escrow Agent.

A-2

NOW THEREFORE, THIS AGREEMENT WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby mutually acknowledged, it is hereby agreed and declared as follows:

ARTICLE 1
INTERPRETATION

1.1

Definitions

In this Agreement, the following terms have the meanings set forth below:

“Affiliate” has the meaning ascribed to such term in the Securities Act (Ontario);

“Business Day” means a day which is not a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Ontario;

“Capital Reorganization” means any reorganization of the Corporation (other than a Securities Reorganization), a reclassification or re-designation of Common Shares outstanding into other securities or a consolidation or merger or amalgamation of the Corporation with or into another entity including a transaction whereby all or substantially all of the Corporation’s undertaking and assets become the property of any other entity;

“Closing” means the closing on the Closing Date, and in any event before the Release Deadline, of the purchase and sale of the Subscription Receipts;

“Closing Date” means November 10, 2011 or such other date as is established by the Corporation, provided that such date is no later than the date of the Release Deadline;

“Common Share” means a share of common stock in the capital of the Corporation;

“Convertible Security” means a security of the Corporation (other than the Subscription Receipts) convertible into or exchangeable for or otherwise carrying the right to acquire Common Shares;

“Corporation” means LIBERTY SILVER CORP., a corporation existing under the laws of Ontario;

“counsel” means a barrister, solicitor or attorney (who may be an employee of the Corporation) or a firm of barristers and solicitors or attorneys (who may be counsel to the Corporation), in either case acceptable to the Subscription Receipt and Escrow Agent;

“Current Market Price” at any date, means the market price per Common Share as determined by the directors of the Corporation acting reasonably and in good faith;

“Default” means the failure of the Release Event to occur on or before the Release Deadline;

“director” means a member of the board of directors of the Corporation for the time being, and unless otherwise specified herein, reference to “action by the board of directors” means action by the board of directors of the Corporation as a board or, whenever duly empowered, action by a committee of the board;

“Dividend Paid in the Ordinary Course” means any dividend paid by the Corporation on the Common Shares (whether in cash, securities, property or other assets), provided that the directors, acting reasonably and in good faith, do not by resolution determine that such dividend is extraordinary or otherwise out of the ordinary course having regard to the Corporation’s dividend policy at such time, the value of such dividend, the effect of such dividend on the market value of the Common Shares after giving effect to the payment thereof, the form of payment of such dividend, the financial position of the Corporation and its subsidiaries on a consolidated basis, economic conditions, business practices and such other factors as the directors may in their discretion consider to be relevant;

“Earnings” means any income (including interest or gains) actually earned and received on the investment of the Initial Escrowed Proceeds;

“Escrow Release Condition” means the receipt of written confirmation from the Toronto Stock Exchange that all conditions precedent to the Listing have been satisfied;

“Escrowed Proceeds” at any time means the aggregate of: (i) the Initial Escrowed Proceeds, and (ii) any Earnings derived directly or indirectly from time to time from holding the Initial Escrowed Proceeds less any Losses;

“Exchange Date” with respect to any Subscription Receipt means the date of automatic exchange of the Subscription Receipts pursuant to Section 4.1;

“extraordinary resolution” has the meaning ascribed thereto in section 9.12;

“Initial Escrowed Proceeds” means the gross proceeds from the sale of Subscription Receipts less the reasonable professional fees incurred by BG Capital Group Ltd. in connection with its subscription for Subscription Receipts which shall not exceed CDN$25,000 plus applicable taxes and reasonable disbursements (the “BG Capital Expense”);

“Listing” means the listing and posting for trading of the Common Shares on the TSX;

“Losses” means any losses actually suffered from investing the Initial Escrowed Proceeds;

“Offering” has the meaning ascribed to such term in the recitals above;

“person” means an individual, a corporation, a partnership, a syndicate, a trustee or any unincorporated organization and words importing persons are intended to have a similarly extended meaning;

“Purchase Price” means US$0.50 per Subscription Receipt;

“Regulation S” means Regulation S under the U.S. Securities Act;

“Release Certificate” means a certificate executed by the Corporation addressed to the Subscription Receipt and Escrow Agent confirming that the Escrow Release Condition has been satisfied, in substantially the form attached hereto as Schedule “C”;

“Release Deadline” means 5:00 p.m. (Toronto time) on December 31, 2011;

“Release Event” means the satisfaction of the Escrow Release Condition and the delivery of the Release Certificate to the Subscription Receipt and Escrow Agent providing notice of same;

“Right” means the right, partially comprising each Unit, for the holder to receive one-tenth (1/10) of a Right Share in the event that the Registration has not occurred in accordance with the terms of the Rights Agreement;

“Rights Agreement” means the Registration Rights Agreement, in the form set out in Schedule “G”  to the respective Subscription Agreements of the Subscription Receiptholders, to be entered into by the Company and each Subscriber on or before the Closing Date;

“Rights Offering” means the issuance of rights, options or warrants to all or substantially all the holders of the Common Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Common Shares or Convertible Securities at a price, or at a conversion price, of less than 95% of the Current Market Price at the record date for such distribution;

“Right Share” means the Common Shares issuable upon the conversion of the Rights in accordance with the terms of the Rights Agreement;

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders of each of the provinces and territories of Canada, the United States and each of its states, as the case may be, and the applicable policy statements issued by the securities regulators in each of the provinces and territories of Canada;

“Securities Reorganization” means (i) the issuance to all or substantially all the holders of the Common Shares, by way of a stock distribution, stock dividend or otherwise, payable in Common Shares or Convertible Securities (other than as a Dividend Paid in the Ordinary Course); or (ii) the subdivision by the Corporation of its outstanding Common Shares into a greater number of Common Shares; or (iii) the combination or consolidation by the Corporation of its outstanding Common Shares into a smaller number of Common Shares;

“shareholder” means an owner of record of one or more Common Shares;

“Special Distribution” means the issuance or distribution to all or substantially all the holders of the Common Shares of (i) securities of any class other than Common Shares, or (ii) rights, options or warrants other than rights, options or warrants exercisable at a price, or at a conversion price, less than 95% of the Current Market Price at the record date for such distribution, or (iii) evidences of indebtedness, or (iv) cash, securities, or any payment of other assets and that issuance or distribution does not constitute a Dividend Paid in the Ordinary Course, a Securities Reorganization or a Rights Offering;

“Subscription Receipt Certificates” means the certificates representing the Subscription Receipts substantially in the form attached hereto as Schedule “A” or such other form as may be approved under section 2.2 evidencing Subscription Receipts with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by the terms of this Agreement or as may be required to comply with any law or the rules of any securities exchange or as may be not inconsistent with the terms of this Agreement and as the Corporation may deem necessary or desirable;

“Subscription Receiptholder’s Funds” means at any time that portion of the Escrowed Proceeds equal to the number of Subscription Receipts held by the Subscription Receiptholder at that time divided by the aggregate number of Subscription Receipts outstanding at that time;

“Subscription Receiptholders’ Request” means an instrument, signed in one or more counterparts by Subscription Receiptholders holding, in the aggregate, not less than 25% of the aggregate number of all Subscription Receipts then outstanding, requesting the Subscription Receipt and Escrow Agent to take some action (or refrain from taking some action) or proceeding specified therein;

“Subscription Receiptholders” or “holders” means the holders of Subscription Receipts for the time being entered in the register maintained by the Subscription Receipt and Escrow Agent as a registered holder of a Subscription Receipt;

“Subscription Receipts” means the subscription receipts authorized to be created by the Corporation under section 2.2 and issued and countersigned under this Agreement, entitling the holders thereof to acquire Common Shares subject to the terms and conditions of this Agreement and evidenced by Subscription Receipt Certificates;

“this Subscription Receipt and Escrow Agreement”, “this Agreement”, “herein”, “hereby” and similar expressions mean or refer to this Subscription Receipt and Escrow Agreement, the schedules attached hereto, and any agreement, deed or instrument supplemental or ancillary hereto or thereto; and the expressions “Article”, “section” or “subsection” followed by a number or letter mean and refer to the specified Article, section or subsection of this Agreement;

“TSX” means the Toronto Stock Exchange;

“United States” means the United States as that term is defined in Regulation S;

“Units” mean the unit of securities of the Company into which the Subscription Receipts will be automatically exchanged in the event the Escrow Release Condition is satisfied by the Release Deadline, each such unit to be comprised of one (1) Common Share, one (1) Warrant, and one (1) Right;

“U.S. Legend” has the meaning ascribed thereto in section 2.9;

“U.S. Person” has the meaning set out in Regulation S under the U.S. Securities Act;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder;

“Warrant” shall mean a common share purchase warrant of the Corporation in the form set forth in Schedule “D” hereto, and each Warrant shall entitle the holder thereof to acquire one Common Share (a “Warrant Share”) at a price of US$0.65 per Warrant Share at any time until 5:00 p.m. (Toronto time) on the date which is the earlier of 24 months following the date the Corporation’s Common Shares are listed on Toronto Stock Exchange and 30 months following the date of this Agreement; and

“written order of the Corporation”, “written request of the Corporation”, “written consent of the Corporation” and “certificate of the Corporation” and any other document required to be signed by the Corporation, means, respectively, a written order, request, consent, certificate or other document signed in the name of the Corporation by any officer or director of the Corporation and may consist of one or more instruments so executed.

1.2

Words Importing the Singular

Words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3

Interpretation not Affected by Headings

The division of this Agreement into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4

Day not a Business Day

In the event that any day on which any action is required to be taken hereunder is not a Business Day, then the action shall be required to be taken on or before the next succeeding day that is a Business Day.

1.5

Time of the Essence

Time shall be of the essence in all respects in this Agreement, the Subscription Receipts and the Subscription Receipt Certificates.

1.6

Governing Law

This Agreement and the Subscription Receipt Certificates shall be construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts. Each of the parties irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

1.7

Meaning of “outstanding” for Certain Purposes

Every Subscription Receipt Certificate countersigned and delivered by the Subscription Receipt and Escrow Agent hereunder shall be deemed to be outstanding until the earlier of the Exchange Date or the Release Deadline; provided, however, that where a Subscription Receipt Certificate has been issued in substitution for a Subscription Receipt Certificate that has been lost, stolen or destroyed, only the Subscription Receipt Certificate so issued in substitution shall be counted for the purpose of determining the aggregate number of the Subscription Receipts outstanding.

1.8

Currency

Unless otherwise stated, all dollar amounts referred to in this Agreement are in United States dollars and all payments required to be made hereunder shall be made in United States dollars.

ARTICLE 2
SUBSCRIPTION RECEIPTS

2.1

Appointment of Subscription Receipt and Escrow Agent

The Corporation hereby appoints the Subscription Receipt and Escrow Agent, and the Subscription Receipt and Escrow Agent hereby accepts the appointment, as Subscription Receipt and Escrow Agent under this Agreement and agrees to perform its duties hereunder upon the terms and conditions herein. Until the earliest of the Closing, the Release Deadline, the termination of the Offering by the Corporation, or in respect of any proposed subscriber to the Offering, the direction of the Corporation to return all or a portion of the gross proceeds of such proposed subscriber, the Subscription Receipt and Escrow Agent shall accept and hold the gross proceeds to the Offering for and on behalf of the proposed subscribers to the Offering and deal with such gross proceeds in the manner set forth in this Agreement.

2.2

Issue of Subscription Receipts

The creation by the Corporation of up to 6,500,000 Subscription Receipts and the issuance of such securities by the Corporation at the Purchase Price is hereby authorized. Upon the written order of the Corporation upon Closing, Subscription Receipt Certificates evidencing Subscription Receipts shall be executed by the Corporation and shall be countersigned by or on behalf of the Subscription Receipt and Escrow Agent and delivered by the Subscription Receipt and Escrow Agent to the Corporation in accordance with such written order of the Corporation.  Certificates representing the

Subscription Receipts shall be substantially in the form set out in Schedule “A” hereto. The Subscription Receipts shall be dated as of the Closing Date with such appropriate additions and variations as shall be required and shall bear such distinguishing letters and numbers as the Corporation and Subscription Receipt and Escrow Agent may approve from time to time.

2.3

Terms of Subscription Receipts

(1)

Subject to the provisions of Article 4, each of the Subscription Receipts issued and countersigned pursuant to section 2.2 shall evidence the right of the holder thereof to receive from the Corporation, without payment of additional consideration, a Unit, each Unit consisting of one (1) Common Share, one (1) Warrant and one (1) Right.

(2)

Fractional Subscription Receipts shall not be issued or otherwise provided for.

(3)

The Corporation will furnish to the holder of a Subscription Receipt Certificate upon request, and without charge, a copy of this Subscription Receipt and Escrow Agreement.

2.4

Issue in Substitution for Lost Subscription Receipts

(1)

In case any of the Subscription Receipt Certificates issued and countersigned pursuant to this Agreement shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law and to subsection 2.4(2), shall issue and thereupon the Subscription Receipt and Escrow Agent shall countersign and deliver a replacement Subscription Receipt Certificate of like date and tenor and bearing the same legends, if any, as the one mutilated, lost, destroyed or stolen upon surrender of, in place of and upon cancellation of the mutilated Subscription Receipt Certificate or in lieu of and in substitution for such lost, destroyed or stolen Subscription Receipt Certificate, the substituted Subscription Receipt Certificate shall be in a form approved by the Corporation and the Subscription Receipts evidenced by it will entitle the holder to the benefit hereof and will rank equally in accordance with its terms with all other Subscription Receipt Certificates issued or to be issued hereunder.

(2)

The applicant for the issue of a new Subscription Receipt Certificate pursuant to this section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Subscription Receipt and Escrow Agent such evidence of ownership and of the loss, destruction or theft of the Subscription Receipt Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Subscription Receipt and Escrow Agent in their discretion, and such applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation and the Subscription Receipt and Escrow Agent in their discretion and shall pay the reasonable charges of the Corporation and the Subscription Receipt and Escrow Agent in connection therewith.

2.5

Subscription Receiptholder not a Shareholder

Nothing in this Agreement or in the holding of a Subscription Receipt evidenced by a Subscription Receipt Certificate or otherwise shall be construed as conferring upon a Subscription Receiptholder any right or interest whatsoever as a shareholder of the Corporation, including but not limited to the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of the Corporation or the right to receive any dividends.

2.6

Subscription Receipts to Rank Pari Passu

A Subscription Receipt shall rank pari passu with all other Subscription Receipts, whatever may be the actual date of issue of the Subscription Receipt Certificates that evidence them.

2.7

Signing of Subscription Receipts

The Subscription Receipt Certificates shall be signed by any one director or officer of the Corporation. The signature of any such director or officer may be mechanically reproduced in facsimile, engraved, printed or lithographed and Subscription Receipt Certificates bearing those facsimile signatures shall be binding upon the Corporation as if they had been manually signed by the director or officer.

2.8

Countersignature by the Subscription Receipt and Escrow Agent

(1)

No Subscription Receipt Certificate shall be issued or, if issued, shall be valid or entitle the holder to the benefit thereof until it has been countersigned by manual signature by the Subscription Receipt and Escrow Agent in accordance with a written order of the Corporation, substantially in the form approved by the Corporation and the Subscription Receipt and Escrow Agent and the countersignature by the Subscription Receipt and Escrow Agent upon any Subscription Receipt Certificate shall be conclusive evidence as against the Corporation that the Subscription Receipt Certificate so countersigned has been duly issued hereunder and that the holder is entitled to the benefit hereof.

(2)

The countersignature of the Subscription Receipt and Escrow Agent on Subscription Receipt Certificates issued hereunder shall not be construed as a representation or warranty by the Subscription Receipt and Escrow Agent as to the validity of this Agreement or of the Subscription Receipt Certificates (except the due countersigning thereof) and the Subscription Receipt and Escrow Agent shall in no respect be liable or answerable for the use made of the Subscription Receipts or any of them or of the consideration therefor. The countersignature of the Subscription Receipt and Escrow Agent shall constitute a representation and warranty of the Subscription Receipt and Escrow Agent that the Subscription Receipt Certificate has been duly countersigned by the Subscription Receipt and Escrow Agent pursuant to this Agreement.

2.9

Legended Certificates

(1)

Each Subscription Receipt Certificate originally issued to a purchaser of Subscription Receipts, each certificate issued in exchange for or in substitution of the Subscription Receipt Certificates, and each certificate representing the Common Shares issued in exchange for the Subscription Receipts shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT: THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE CLOSING DATE]”

Each certificate representing the Common Shares issued in exchange for the Subscription Receipts shall also bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”;

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF LIBERTY SILVER CORP. AND ITS SUCCESSORS (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF APPLICABLE AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITHIN THE UNITED STATES, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HEREOF HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AND THE CORPORATION’S TRANSFER AGENT AN OPINION OF COUNSEL OF

RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.”

(2)

The Subscription Receipt and Escrow Agent understands and acknowledges that the Subscription Receipts and the Common Shares, Warrants and Rights issuable upon the exchange thereof have not been and will not be registered under the U.S. Securities Act or any state securities laws.

(3)

Until such time as no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, each Subscription Receipt Certificate originally issued to a purchaser of Subscription Receipts that is in the United States, or is purchasing for the account or benefit of a person in the United States, as well as all certificates issued in exchange for or in substitution of any Subscription Receipt Certificate, will bear the following additional legend (the “U.S. Legend”):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF LIBERTY SILVER CORP. AND ITS SUCCESSORS (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF APPLICABLE AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITHIN THE UNITED STATES, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HEREOF HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.”,

and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Common Shares issued in exchange for the Subscription Receipts (only to the extent they are derived from Subscription Receipts which bear the U.S. Legend) as well as all certificates issued in exchange therefore or in substitution thereof, shall bear the U.S. Legend.

ARTICLE 3
TRANSFER AND OWNERSHIP OF SUBSCRIPTION RECEIPTS

3.1

Registration of Subscription Receipts

(1)

The Corporation hereby appoints the Subscription Receipt and Escrow Agent as registrar of the Subscription Receipts. The Corporation may hereafter, with the consent of the Subscription Receipt and Escrow Agent, appoint one or more other additional registrars of the Subscription Receipts.

(2)

The Corporation shall cause a register to be kept by the Subscription Receipt and Escrow Agent and the Subscription Receipt and Escrow Agent agrees to maintain such a register at its principal stock transfer offices in the City of Toronto, Ontario in which shall be entered the names and addresses of the holders of Subscription Receipts and other particulars of the Subscription Receipts held by them and of all transfers of Subscription Receipts, and the Subscription Receipt and Escrow Agent shall be entitled to rely on such register in connection with the transfer or exchange of any Subscription Receipt or Subscription Receipts pursuant to the terms of this Agreement. The Subscription Receipt and Escrow Agent shall also maintain at its principal stock transfer offices in the City of Toronto, Ontario a register of transfers and, if required by the Corporation, branch registers of transfers, in which shall be recorded the particulars of the transfers of Subscription Receipts.

(3)

The registers referred to in this section shall at all reasonable times be open for inspection by the Corporation, by the Subscription Receipt and Escrow Agent and by any Subscription Receiptholder upon receipt by the Subscription Receipt and Escrow Agent of a written request to permit such an inspection during normal business hours.

(4)

Except as required by law, neither the Subscription Receipt and Escrow Agent nor any other registrar nor the Corporation shall be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Subscription Receipt and may transfer any Subscription Receipt on the written direction of the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(5)

The Subscription Receipt and Escrow Agent shall, when requested to do so in writing by the Corporation, furnish the Corporation with a list of names and addresses of the Subscription Receiptholders showing the number of Subscription Receipts held by each Subscription Receiptholder and the date and particulars of issue and transfer of each Subscription Receipt.

(6)

The Corporation and the Subscription Receipt and Escrow Agent will deem and treat the registered owner of any Subscription Receipt as the absolute owner thereof for all purposes and neither the Corporation nor the Subscription Receipt and Escrow Agent shall be affected by any notice or knowledge to the contrary, except where the Corporation or the Subscription Receipt and Escrow Agent is required to take notice by statute or any order of a court of competent jurisdiction.

(7)

No duty shall rest with the Subscription Receipt and Escrow Agent to determine compliance of the transferor or transferee of the Subscription Receipts with applicable Securities Laws. The Subscription Receipt and Escrow Agent shall be entitled to assume that all transfers are legal and proper.

(8)

The provisions of this section 3.1 with respect to the transfer of Subscription Receipts is subject to the provisions of sections 3.2(2) and 3.2(3).

3.2

Transfer of Subscription Receipts

(1)

No transfer of Subscription Receipts shall be valid unless made by the Subscription Receiptholder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Subscription Receipt and Escrow Agent with signatures guaranteed by a Canadian Schedule I chartered bank or eligible guarantor institution with membership in an approved medallion signature guarantee program; or made by the liquidator of, or a trustee in bankruptcy for, a Subscription Receiptholder, in each case upon compliance with such reasonable requirements as the Subscription Receipt and Escrow Agent and the Corporation may prescribe (including, without limitation, a requirement to provide evidence of satisfactory compliance with applicable Securities Laws), and unless recorded on the register of transfers maintained by the Subscription Receipt and Escrow Agent pursuant to subsection 3.1(2), and unless all stamp taxes or governmental or other charges arising by reason of such transfer have been paid.

(2)

If a Subscription Receipt Certificate tendered for transfer bears the U.S. Legend the Subscription Receipt and Escrow Agent shall not register such transfer unless the transferor has provided the Subscription Receipt and Escrow Agent with the Subscription Receipt Certificate and the transfer is made: (i) to the Corporation; (ii) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act; (iii) within the United States in accordance with Rule 144 or 144A under the U.S. Securities Act, if available, and in compliance with applicable U.S. state securities laws; or (iv) in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws; provided that, if a Subscription Receipt is transferred under (iii) or (iv) above, the holder has prior to such sale or transfer, furnished to the Subscription Receipt and Escrow Agent and the Corporation an opinion of counsel or other evidenced exemption, in each case satisfactory to the Corporation.

(3)

The transferee of Subscription Receipts shall, after the transfer form printed on the Subscription Receipt Certificate and any other form of transfer acceptable to the Subscription Receipt and Escrow Agent is duly completed and the Subscription Receipts are delivered to the Subscription Receipt and Escrow Agent and upon compliance with all other conditions in that regard required by this Agreement or by law, be entitled to have his name entered on the register of holders as the owner of such Subscription Receipts free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Subscription Receipts, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction. Subscription Receipts registered in the name of the transferee, or as otherwise directed by the transferee, shall be delivered to the transferee, or as otherwise directed by the transferee, within three business days of receipt by the Subscription Receipt and Escrow Agent of a duly completed form of transfer, the Subscription Receipt Certificate, approval of the Corporation in the event that a legend is to be removed and any other duly completed documents or forms required in accordance with this Agreement.

3.3

Exchange of Subscription Receipts

(1)

One or more Subscription Receipt Certificates may, upon compliance with the requirements of the Subscription Receipt and Escrow Agent, acting reasonably, be exchanged for one or more Subscription Receipt Certificates of different denomination(s) evidencing in the aggregate an equal number of Subscription Receipts as the number of Subscription Receipts represented by the Subscription Receipt Certificates so exchanged.

(2)

Subscription Receipt Certificates may be exchanged only at the principal transfer office of the Subscription Receipt and Escrow Agent in the City of Toronto, Ontario or at any other place that is designated by the Corporation in writing with the approval of the Subscription Receipt and Escrow Agent.  Any Subscription Receipt Certificates tendered for exchange shall be surrendered to the Subscription Receipt and Escrow Agent or to its agent and cancelled.  The Corporation shall sign all Subscription Receipt Certificates necessary to carry out exchanges as aforesaid and those Subscription Receipt Certificates shall be countersigned by or on behalf of the Subscription Receipt and Escrow Agent.

(3)

Subscription Receipt Certificates issued in exchange for Subscription Receipt Certificates in accordance with this section shall bear the legends set forth in subsections 2.9(1), 2.9(2) and 2.9(4), as applicable.

ARTICLE 4
EXCHANGE OF SUBSCRIPTION RECEIPTS

4.1

Exchange of Subscription Receipts

If the Release Event occurs prior to the Release Deadline, upon occurrence of the Release Event:

(1)

the Subscription Receipts shall be deemed to be automatically exchanged, for no additional consideration and without further action on the part of the Subscription

Receiptholders, for Units in accordance with subsection 2.3(1). Each Unit shall be immediately severable into a Common Share, Warrant and Right comprising the Unit; and

(2)

upon issuance of the Units underlying the Subscription Receipts, the Subscription Receipt Certificates representing such Subscription Receipts shall become null and void of no further force or effect.

For greater certainty, Subscription Receipts will not be exchangeable before the occurrence of the Release Event.

4.2

Delivery of Release Certificate

Upon the satisfaction of the Escrow Release Condition, the Corporation shall deliver to the Subscription Receipt and Escrow Agent, in accordance with section 12.1, the Release Certificate.

4.3

Effect of Deemed Exchange of Subscription Receipts

(1)

Upon the deemed exchange of the Subscription Receipts in accordance with section 4.1, the persons acquiring Common Shares, Warrants and Rights shall forthwith be entered onto the register of holders of Common Shares, Warrants and Rights to be maintained by the Corporation and such Common Shares, Warrants and Rights shall be deemed to have been issued, and the persons to whom such securities are issued shall be deemed to have become the holders of record of Common Shares, Warrants and Rights on the Exchange Date.  The register for the Common Shares, Warrants and Rights will include the names and addresses of the persons who hold such securities and the number of Common Shares, Warrants and Rights held by each of them.

(2)

The Corporation will give written notice of the issue of the Common Shares, Warrants and Rights issuable upon deemed exchange of the Subscription Receipts in such detail as may be required, to each securities regulatory agency or government authority in Canada in each jurisdiction in which there is legislation requiring the giving of any such notice.

4.4

No Fractional Shares or Warrants

Under no circumstances shall the Corporation be obliged to issue any fractional Common Shares, Warrants or Rights, or any cash or other consideration in lieu thereof, upon the automatic exchange of one or more Subscription Receipts.  To the extent that the holder of one or more Subscription Receipts would otherwise have been entitled to receive on the automatic exchange thereof, a fraction of a Common Share, Warrant or Rights, the fraction shall be rounded down to the nearest whole number of Common Shares, Warrants or Rights, as the case may be.

4.5

Redemption of Subscription Receipts

If the Release Event does not occur prior to the Release Deadline, the Subscription Receipts shall become null and void as at the Release Deadline and the holder shall be entitled to receive the Subscription Receiptholder’s Funds plus any such further funds as may be prescribed by and pursuant to Section 7.4.

ARTICLE 5
NO ADJUSTMENT OF EXCHANGE NUMBER

5.1

No Changes in Share Capital Structure

So long as the Subscription Receipts remain outstanding, the Corporation shall not, prior to the earlier of: (i) the Release Event; and (ii) the Release Deadline, take any action which would result in, or cause any change to, the share capital or capital structure of the Corporation including, but not limited to, a Securities Reorganization, a Rights Offering, a Special Distribution or a Capital Reorganization, or enter into any agreement to do any of the foregoing without the prior consent of the Subscription Receiptholders given by extraordinary resolution.

ARTICLE 6
RIGHTS AND COVENANTS

6.1

General Covenants of the Corporation

The Corporation covenants with the Subscription Receipt and Escrow Agent for the benefit of the Subscription Receipt and Escrow Agent and the Subscription Receiptholders that so long as any Subscription Receipts remain outstanding:

(1)

The Corporation will at all times maintain its existence and will carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice, will keep or cause to be kept proper books of account in accordance with applicable law and will, if and whenever required in writing by the Subscription Receipt and Escrow Agent, file with the Subscription Receipt and Escrow Agent copies of all annual and interim financial statements of the Corporation (including the notes thereto and the auditors’ report thereon, if applicable) furnished to its shareholders during the term of this Agreement.

(2)

The Corporation will reserve and keep available a sufficient number of Common Shares for issuance upon the exchange of Subscription Receipts issued by the Corporation and upon the due exercise of the Warrants and the Rights.

(3)

The Corporation will cause the Common Shares, Warrants and Rights to be issued pursuant to the exchange of the Subscription Receipts issued by the Corporation hereunder, in the manner herein provided, to be duly issued in accordance with the Subscription Receipts and the terms hereof, and when so issued such Common Shares shall be fully paid for and non-assessable.

(4)

The Corporation shall cause the holders of the Common Shares, Warrants and Rights to be entered forthwith on the register for the Common Shares, Warrants and Rights, and the Common Shares, Warrants and Rights so acquired shall be deemed to have been issued, and the person or persons to whom such securities are to be issued shall be deemed to have become the holder or holders of record of such Common Shares, Warrants and Rights, on the Exchange Date.

(5)

Generally, the Corporation will perform and carry out all the acts and things to be done by it as provided in this Agreement.

(6)

The Corporation will notify the Subscription Receipt and Escrow Agent and the Subscription Receiptholders of any default under this Agreement.

6.2

Subscription Receipt and Escrow Agent’s Remuneration and Expenses

The Corporation covenants that it will pay to the Subscription Receipt and Escrow Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Subscription Receipt and Escrow Agent upon its request for all reasonable expenses and disbursements of the Subscription Receipt and Escrow Agent incurred in connection with the performance of its duties hereunder (including the reasonable compensation and the disbursements of counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Subscription Receipt and Escrow Agent hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the gross negligence, wilful misconduct or bad faith of the Subscription Receipt and Escrow Agent.  Any amount owing hereunder and remaining unpaid after 30 days from the invoice date will bear interest at the then current rate charged by the Subscription Receipt and Escrow Agent against unpaid invoices and shall be payable on demand.

6.3

Performance of Covenants by the Subscription Receipt and Escrow Agent

Subject to section 11.7, if the Corporation shall fail to perform any of its covenants contained in this Agreement and the Corporation has not rectified such failure within 10 days after receiving written notice from the Subscription Receipt and Escrow Agent of such failure, the Subscription Receipt and Escrow Agent may notify the Subscription Receiptholders of the failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Subscription Receiptholders. All reasonable sums expended or advanced by the Subscription Receipt and Escrow Agent in so doing shall be repayable as provided in section 6.2. No such performance, expenditure or advance by the Subscription Receipt and Escrow Agent shall be deemed to relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

ARTICLE 7
ESCROWED PROCEEDS

7.1

Initial Escrowed Proceeds and Distribution Amounts

Upon Closing, the Subscription Receipt and Escrow Agent and the Corporation shall acknowledge receipt of the Escrowed Proceeds by the Subscription Receipt and Escrow Agent, and the Subscription Receipt and Escrow Agent shall thereafter hold the Escrowed Proceeds in escrow for and on behalf of the persons who have an interest therein pursuant hereto, shall disburse and deal with the Escrowed Proceeds in the manner contemplated by this Article 7 and at all times shall keep the Escrowed Proceeds in a segregated account, all on the terms and subject to the conditions hereof. Upon Closing, the Corporation shall deliver forthwith to the Subscription Receipt and Escrow Agent such amount as is necessary to satisfy the aggregate shortfall, if any, in the Escrowed Proceeds due to wire transfer charges, deductions and/or fees deducted from the gross proceeds from subscribers to the Offering, by depositing such amount, by wire transfer or bank draft, with the Subscription Receipt and Escrow Agent.

7.2

Qualified Investments

(1)

The Subscription Receipt and Escrow Agent shall hold cash balances constituting part or all of the Escrowed Proceeds in a segregated interest bearing account with a Canadian chartered bank, such account to earn a rate of interest then current on similar deposits, but the Subscription Receipt and Escrow Agent shall not be liable to account for any profit to any parties to this Agreement or to any other person or entity other than at a rate, if any, established from time to time by the Subscription Receipt and Escrow Agent.

(2)

The Subscription Receipt and Escrow Agent shall have no liability with respect to loss in the value of investments as permitted to be made under the terms of this Agreement.

7.3

Release of Escrowed Proceeds Upon Receipt of Release Certificate

Upon receipt of the Release Certificate on or before the Release Deadline, the Subscription Receipt and Escrow Agent shall liquidate all Escrowed Proceeds in accordance with this Article 7 and deliver (i) the fees and expenses of the Subscription Receipt and Escrow Agent in connection with this Agreement, to the extent not already paid by the Corporation, and (ii) the balance of the Escrowed Proceeds, to the Corporation, all in accordance with the Release Certificate.

7.4

Release of Escrowed Proceeds on Default

If the Release Event does not occur on or before the Release Deadline, the Subscription Receipt and Escrow Agent shall deliver to each such holder the Subscription Receiptholder’s Funds, less applicable withholding taxes, if any. The Subscription Receiptholder’s Funds shall be paid to each Subscription Receiptholder as soon as practicable, but in any event within five (5) Business Days following the Release Deadline.  If the Escrowed Proceeds are not sufficient to refund to each holder an amount equal to the Purchase Price per Subscription Receipt, the Corporation shall deliver forthwith to the Subscription Receipt and Escrow Agent such amount as is necessary to satisfy the aggregate shortfall, by depositing such amount, by wire transfer or bank draft, with the Subscription Receipt and Escrow Agent, and such funds shall be delivered to the holders of Subscription Receipts on a pro rata basis (such that each Subscription Receiptholder will receive an aggregate amount not less than the Purchase Price per Subscription Receipt).  Payment made in accordance with this Article 7 shall be made in accordance with sections 7.7 and 7.9 hereof. All Subscription Receipt Certificates representing Subscription Receipts in respect of which the Subscription Receiptholder’s Funds have been paid to the Subscription Receiptholders shall be deemed to have been cancelled immediately following the Release Deadline (except in respect of the holder’s right to receive the Subscription Receiptholder’s Funds). All Subscription Receipts represented by Subscription Receipt Certificates which have been deemed to have been cancelled pursuant to this section 7.4 shall be without further force and effect whatsoever.

7.5

Direction

In order to permit the Subscription Receipt and Escrow Agent to carry out its obligations under this Article 7, the Corporation hereby specifically authorizes and directs the Subscription Receipt and Escrow Agent to make any stipulated payment or to take any stipulated action in accordance with the provisions of this Agreement.

7.6

Early Termination of any Investment of the Escrowed Proceeds

In making any payment pursuant to this Agreement, the Subscription Receipt and Escrow Agent has the authority to liquidate any investments in order to make payments contemplated under this Article and shall not be liable for any loss sustained in the escrow account for early termination of any investment of the Escrowed Proceeds necessary to enable the Subscription Receipt and Escrow Agent to make such payment.

7.7

Method of Disbursement and Delivery

(1)

All disbursements of money to holders of Subscription Receipts made in accordance with the provisions of this Article 7 shall be made by wire transfer in accordance with the wire instructions provided by such holders of Subscription Receipts, or in any other manner agreed to by the Corporation and a holder of Subscription Receipts, and in the correct amount.

(2)

All disbursements of money to the Corporation made in accordance with the provisions of this Article 7 shall be made by wire transfer in accordance with the Release Certificate.

(3)

If the Subscription Receipt and Escrow Agent initiates any such wire transfer as required under subsection 7.7(1) or subsection 7.7(2), the Subscription Receipt and Escrow Agent shall have no further obligation or liability for the amount represented thereby; provided that in the event of the non-receipt of such wire transfer by the intended recipient, the Subscription Receipt and Escrow Agent, upon being furnished with reasonable evidence of such non-receipt reasonably satisfactory to it, shall take all reasonable steps to direct the funds representing the initial wire transfer to the intended recipient.

7.8

Acknowledgements

(1)

The Subscription Receipt and Escrow Agent hereby confirms that, on the Closing, wire transfers from the subscribers to the Offering (comprising the Initial Escrowed Proceeds) and funds deposited by the Corporation in accordance with section 7.1, if any, will be held in a segregated account for the benefit of the Corporation and, pending the occurrence of the Release Event or Default, will be held by the Subscription Receipt and Escrow Agent in accordance with section 7.2 hereof.

(2)

The Corporation hereby:

(a)

acknowledges that the funds received by the Subscription Receipt and Escrow Agent pursuant to subsection 7.8(1) represents payment in full of the Purchase Price for the Subscription Receipts to be issued pursuant to the Offering; and

(b)

irrevocably directs the Subscription Receipt and Escrow Agent to retain and hold such funds in accordance with this Agreement, together with any other amounts received as Initial Escrowed Funds in accordance with the terms of this Agreement pending payment of such amounts in accordance with the terms of this Agreement.

7.9

Miscellaneous

(1)

The Subscription Receipt and Escrow Agent will disburse monies according to this Agreement only to the extent that monies have been deposited with it.  The Subscription Receipt and Escrow Agent shall not under any circumstances be required to disburse funds in excess of the amounts on deposit with the Subscription Receipt and Escrow Agent at the time of such disbursement.

(2)

In the event that the Subscription Receipt and Escrow Agent shall hold any amount of interest or other distributable amount which is unclaimed or which cannot be paid for any reason other than the gross negligence or wilful misconduct of the Subscription Receipt and Escrow Agent, the Subscription Receipt and Escrow Agent shall be under no obligation to invest or reinvest the same but shall only be obligated to hold the same on behalf of the person or persons entitled thereto in a current or other non-interest bearing account pending payment to the person or persons entitled thereto. The Corporation shall be entitled to any benefit earned by the holding of such amount unclaimed or unpaid interest or such other unclaimed or unpaid distributable amount prior to its disposition in accordance with this section. The Subscription Receipt and Escrow Agent shall, as and when required by law, and may at any time prior to such required time, pay all or part of such interest or other distributable amount so held to the appropriate provincial governmental official or agency, whose receipt shall be good discharge and release of the Subscription Receipt and Escrow Agent for such amounts.

(3)

The Subscription Receipt and Escrow Agent shall be entitled to act and rely absolutely on the Release Certificate and shall be entitled to release the Escrowed Proceeds upon the receipt of the Release Certificate as provided for in this Agreement.

ARTICLE 8
ENFORCEMENT

8.1

Suits by Subscription Receiptholders

Subject to section 9.11, all or any of the rights conferred upon a Subscription Receiptholder by the terms of the Subscription Receipts held by such Subscription Receiptholder and/or this Agreement may be enforced by such Subscription Receiptholder by appropriate legal proceedings but without prejudice to the right that is hereby conferred upon the Subscription Receipt and Escrow Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the holders of the Subscription Receipts from time to time outstanding. The Subscription Receipt and Escrow Agent shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may reasonably be advised shall be necessary or advisable to preserve and protect its interests and the interests of Subscription Receiptholders.

Subject to applicable law, the Subscription Receipt and Escrow Agent and, by acceptance of the Subscription Receipt Certificates and as part of the consideration for the issue of the Subscription Receipts, the Subscription Receiptholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in its capacity as a director or officer or any past, present or future shareholder, director, officer, employee or agents of the Corporation for the creation and issue of the Subscription Receipts hereunder.

8.2

Limitation of Liability

The obligations hereunder (including without limitation under subsection 11.6(5)) are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Corporation or any of the past, present or future officers, employees or agents of the Corporation but only the property of the Corporation (or any successor person) shall be bound in respect hereof.

ARTICLE 9
MEETINGS OF SUBSCRIPTION RECEIPTHOLDERS

9.1

Right to Convene Meetings

The Subscription Receipt and Escrow Agent may at any time and from time to time and shall on receipt of a written request of the Corporation or of a Subscription Receiptholders’ Request and upon being funded and indemnified to its reasonable satisfaction by the Corporation or by the Subscription Receiptholders signing the Subscription Receiptholders’ Request against the cost that may be incurred in connection with the calling and holding of the meeting, convene a meeting of the Subscription Receiptholders. In the event of the Subscription Receipt and Escrow Agent failing within 10 days after receipt of the written request of the Corporation or Subscription Receiptholders’ Request and funding and indemnity given as aforesaid to give notice convening a meeting, the Corporation or the Subscription Receiptholders, as the case may be, may call and convene such a meeting. Every meeting shall be held in the City of Toronto, Ontario or at such other place as may be approved or determined by the Subscription Receipt and Escrow Agent.

9.2

Notice

At least seven (7) days’ prior notice of any meeting shall be given to the Subscription Receiptholders in the manner provided by section 12.2 and a copy of the notice shall be delivered to the Subscription Receipt and Escrow Agent (unless the meeting has been called by the Subscription Receipt and Escrow Agent) at the expense of the Corporation and to the Corporation (unless the meeting has been called by the Corporation). Each notice shall state the date, time and place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 9. The notice convening any such meeting shall be signed by an appropriate officer of the Subscription Receipt and Escrow Agent or the Corporation or by a representative of the Subscription Receiptholders, as the case may be.  Any accidental omission in the notice of meeting shall not invalidate any resolution passed at a meeting of Subscription Receiptholders.

9.3

Chairman

An individual (who need not be a Subscription Receiptholder) designated in writing by the Subscription Receipt and Escrow Agent shall be chairman of the meeting and if no individual is so designated or if the person so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Subscription Receiptholders present in person or by proxy shall choose a person present to be chairman.

9.4

Quorum

Subject to the provisions of section 9.12, at any meeting of the Subscription Receiptholders a quorum shall consist of Subscription Receiptholders present in person or by proxy holding at least 10% of the aggregate number of Subscription Receipts then outstanding. If a quorum of the Subscription Receiptholders shall not be present within one-half hour from the time fixed for holding any meeting, the meeting, if summoned by the Subscription Receiptholders or on a Subscription Receiptholders’ Request, shall be dissolved; but, subject to section 9.12, in any other case the meeting shall stand adjourned to such day being not less than seven (7) days or more than 35 days later and to such place and time as may be designated by the chairman of the meeting and at least five days’ notice shall be given of such adjourned meeting. At the adjourned meeting, the Subscription Receiptholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not hold at least 10% of the aggregate number of Subscription Receipts then outstanding.

9.5

Power to Adjourn

The chairman of any meeting at which a quorum of the Subscription Receiptholders is present may, with the consent of the meeting, adjourn the meeting and no notice of the adjournment need be given except such notice, if any, as the meeting may prescribe.

9.6

Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

9.7

Poll

On every extraordinary resolution and on any other question submitted to a meeting upon which a poll is directed by the chairman or requested by one or more of the Subscription Receiptholders acting in person or by proxy and holding in the aggregate at least 10% of the aggregate number of all the Subscription Receipts then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by an extraordinary resolution shall be decided by a majority of the votes cast on a poll.  The result of a poll shall be deemed to be a decision of the meeting at which a poll was demanded and shall be binding on all Subscription Receiptholders.

9.8

Voting

On a show of hands, every person who is present and entitled to vote, whether as a Subscription Receiptholder or as proxy for one or more absent Subscription Receiptholders or both, shall have one vote. On a poll, each Subscription Receiptholder present in person or represented by proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Subscription Receipt then held by him. A proxy need not be a Subscription Receiptholder.

9.9

Regulations

Subject to the provisions hereof, the Subscription Receipt and Escrow Agent, or the Corporation with the approval of the Subscription Receipt and Escrow Agent may, from time to time, make or vary such regulations as they shall think fit:

(a)

for the issue of voting certificates by any bank, trust company or other depository satisfactory to the Subscription Receipt and Escrow Agent stating that the Subscription Receipts specified therein have been deposited with the depository by a named person and will remain on deposit until after the meeting, which voting certificates shall entitle the persons named therein to be present and vote at the meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at that meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in the voting certificates were the actual holders of the Subscription Receipts specified therein;

(b)

for the deposit of voting certificates and/or instruments appointing proxies at such place and time as the Subscription Receipt and Escrow Agent, the Corporation or the Subscription Receiptholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

(c)

for the deposit of voting certificates and/or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of the voting certificates and/or instruments appointing proxies to be sent by mail, telecopier, cable, telex or other means of prepaid, transmitted, recorded communication before the meeting to the Corporation or to the Subscription Receipt and Escrow Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(d)

for the form of instrument appointing a proxy and the manner in which the form of proxy may be executed; and

(e)

generally for the calling of meetings of Subscription Receiptholders and the conduct of business thereat including setting a record date for Subscription Receiptholders entitled to receive notice of or to vote at such meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as the regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Subscription Receipts, or as entitled to vote or, subject to section 9.10, be present at the meeting in respect thereof, shall be persons who are the registered holders of Subscription Receipts or their duly appointed proxies.

9.10

Corporation and Subscription Receipt and Escrow Agent may be Represented

The Corporation and the Subscription Receipt and Escrow Agent, by their respective officers, employees, or directors, as applicable, and the counsel to the Corporation and the Subscription Receipt and Escrow Agent may attend any meeting of the Subscription Receiptholders, but shall have no votes as such.

9.11

Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Agreement or by law, the Subscription Receiptholders at a meeting shall have the following powers exercisable from time to time by extraordinary resolution:

(a)

to extend the Release Deadline;

(b)

to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Subscription Receiptholders and/or the Subscription Receipt and Escrow Agent in its capacity as Subscription Receipt and Escrow Agent hereunder (subject to the Subscription Receipt and Escrow Agent’s approval);

(c)

to amend, alter or repeal any extraordinary resolution previously passed;

(d)

to direct or authorize the Subscription Receipt and Escrow Agent (subject to the Subscription Receipt and Escrow Agent being funded and indemnified to its reasonable satisfaction) to enforce any of the covenants on the part of the Corporation contained in this Agreement or the Subscription Receipts or to enforce any of the rights of the Subscription Receiptholders in any manner specified in the extraordinary resolution or to refrain from enforcing any such covenant or right;

(e)

to waive, authorize and direct the Subscription Receipt and Escrow Agent to waive any default on the part of the Corporation in complying with any provisions of this Agreement or the Subscription Receipts, either unconditionally or upon any conditions specified in the extraordinary resolution;

(f)

to restrain any Subscription Receiptholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Agreement or the Subscription Receipts or to enforce any of the rights of the Subscription Receiptholders;

(g)

to direct any Subscription Receiptholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by the Subscription Receiptholder in connection therewith;

(h)

to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with the holders of any securities of the Corporation, wherever such assent may be required; and

(i)

from time to time and at any time to remove the Subscription Receipt and Escrow Agent and appoint a successor Subscription Receipt and Escrow Agent.

9.12

Meaning of “Extraordinary Resolution”

(1)

The expression “extraordinary resolution” when used in this Agreement means, subject as hereinafter in this section and in sections 9.15 and 9.16 provided, a resolution proposed at a meeting of the Subscription Receiptholders duly convened for that purpose and held in accordance with the provisions of this Article 9 at which there are present in person or by proxy Subscription Receiptholders holding at least 25% of the aggregate number of Subscription Receipts then outstanding and passed by the affirmative votes of Subscription Receiptholders holding not less than two-thirds of the aggregate number of Subscription Receipts represented at the meeting and voted on the poll upon the resolution.

(2)

If, at any meeting called for the purpose of passing an extraordinary resolution, Subscription Receiptholders holding at least 25% of the aggregate number of Subscription Receipts then outstanding are not present in person or by proxy within one-half hour after the time appointed for the meeting, then the meeting, if convened by Subscription Receiptholders or on a Subscription Receiptholders’ Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than seven (7) or more than 35 days later and to such place and time as may be appointed by the chairman. Not less than five days’ prior notice shall be given of the time and place of the adjourned meeting in the manner provided in section 12.2. The notice shall state that at the adjourned meeting the Subscription Receiptholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Subscription Receiptholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened or any other particulars and a resolution proposed at the adjourned meeting and passed by the requisite vote as provided in subsection 9.12(1) shall be an extraordinary resolution within the meaning of this Agreement notwithstanding that Subscription Receiptholders holding 25% of the aggregate number of Subscription Receipts then outstanding are not present in person or by proxy at the adjourned meeting.

(3)

Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

9.13

Powers Cumulative

It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Agreement stated to be exercisable by the Subscription Receiptholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of the powers or any combination of the powers from time to time shall not be deemed to exhaust the right of the Subscription Receiptholders to exercise that power or those powers or combination of powers then or any other power or powers or combination of powers thereafter from time to time.

9.14

Minutes

Minutes of all resolutions and proceedings at every meeting of Subscription Receiptholders as aforesaid shall be made and duly entered in books to be provided for that purpose by the Subscription Receipt and Escrow Agent at the expense of the Corporation and any minutes as aforesaid, if signed by the chairman of the meeting at which resolutions were passed or proceedings held, or by the chairman of the next succeeding meeting of the Subscription Receiptholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken, to have been duly passed and taken.

9.15

Instruments in Writing

All actions that may be taken and all powers that may be exercised by the Subscription Receiptholders at a meeting held as hereinbefore in this Article 9 provided may also be taken and exercised by Subscription Receiptholders holding two-thirds of the aggregate number of Subscription Receipts then outstanding by an instrument in writing signed in one or more counterparts by Subscription Receiptholders in person or by attorney duly appointed in writing and the expression “extraordinary resolution” when used in this Agreement shall include an instrument so signed.

9.16

Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 9 at a meeting of Subscription Receiptholders shall be binding upon all the Subscription Receiptholders, whether present at or absent from the meeting, and every instrument in writing signed by Subscription Receiptholders in accordance with section 9.15 shall be binding upon all the Subscription Receiptholders, whether signatories thereto or not, and each and every Subscription Receiptholder and the Subscription Receipt and Escrow Agent (subject to the provisions for its funding and indemnity herein contained) shall be bound to give effect accordingly to every resolution and instrument in writing passed or executed in accordance with these provisions.

9.17

Holdings by the Corporation Disregarded

In determining whether Subscription Receiptholders are present at a meeting of Subscription Receiptholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Subscription Receiptholders’ Request or other action by Subscription Receiptholders under this Agreement, Subscription Receipts owned legally or beneficially by the Corporation or affiliates or in partnership of which the Corporation is directly or indirectly a party, shall be disregarded.  The Corporation shall provide, upon the written request of the Subscription Receipt and Escrow Agent, a certificate as to the registration particulars of any Subscription Receipts held by the Corporation.

ARTICLE 10
SUPPLEMENTAL AGREEMENTS AND SUCCESSOR COMPANIES

10.1

Provision for Supplemental Agreements for Certain Purposes

From time to time the Corporation (if properly authorized by its directors) and the Subscription Receipt and Escrow Agent may, subject to the provisions of this Agreement, and they shall, when so directed hereby, execute and deliver by their proper officers, agreements or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)

adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable, provided that the same are not in the opinion of the Subscription Receipt and Escrow Agent, relying on the advice of counsel, prejudicial to the interests of the Subscription Receiptholders as a group;

(b)

giving effect to any extraordinary resolution passed as provided in Article 9;

(c)

making such provisions not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Subscription Receipt and Escrow Agent, relying on the advice of counsel, prejudicial to the interests of the Subscription Receiptholders as a group;

(d)

adding to or amending the provisions hereof in respect of the transfer of Subscription Receipts, making provision for the exchange of Subscription Receipts and making any modification in the form of the Subscription Receipt Certificates which does not affect the substance thereof;

(e)

amending any of the provisions of this Agreement or relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that no such amendment or relief shall be or become operative or effective if, in the opinion of the Subscription Receipt and

Escrow Agent, relying on the advice of counsel, such amendment or relief impairs or prejudices any of the rights of the Subscription Receiptholders, as a group or of the Subscription Receipt and Escrow Agent, and provided further that the Subscription Receipt and Escrow Agent may in its sole discretion decline to enter into any supplemental agreement which in its opinion may not afford adequate protection to the Subscription Receipt and Escrow Agent when the same shall become operative; and

(f)

for any other purpose not inconsistent with the terms of this Agreement, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein that do not affect the substances hereof, provided that, in the opinion of the Subscription Receipt and Escrow Agent, relying on the advice of counsel, the rights of the Subscription Receipt and Escrow Agent and the Subscription Receiptholders as a group are in no way prejudiced thereby.

10.2

Successor Entities

In the case of the amalgamation, arrangement, consolidation, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another person (a “successor entity”), the successor entity resulting from the amalgamation, consolidation, merger or transfer (if not the Corporation) shall be bound by the provisions hereof and all obligations for the due and punctual performance and observance of each and every covenant and obligation contained in this Agreement to be performed by the Corporation and the successor entity shall by supplemental agreement satisfactory in form to the Subscription Receipt and Escrow Agent and executed and delivered to the Subscription Receipt and Escrow Agent, expressly assume those obligations.

ARTICLE 11
CONCERNING THE SUBSCRIPTION RECEIPT AND ESCROW AGENT

11.1

Rights and Duties of Subscription Receipt and Escrow Agent

(1)

In the exercise of the rights and duties prescribed or conferred by the terms of this Agreement, the Subscription Receipt and Escrow Agent shall act honestly and in good faith and shall exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in performing the duties of a Subscription Receipt and Escrow Agent in comparable circumstances. The Subscription Receipt and Escrow Agent accepts the duties and responsibilities under this Agreement, and the Escrowed Proceeds, solely as a custodian, bailee and agent. No trust is intended to be, or is or will be, created hereby and the Subscription Receipt and Escrow Agent shall owe no duties hereunder as a trustee.  No provision of this Agreement shall be construed to relieve the Subscription Receipt and Escrow Agent from, or require any other person to indemnify the Subscription Receipt and Escrow Agent against liability for its own gross negligence, wilful misconduct or bad faith.

(2)

The Subscription Receipt and Escrow Agent shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Corporation under this Agreement unless and until it shall have received a Subscription Receiptholder’s Request specifying the act, action or proceeding which the Subscription Receipt and Escrow Agent is requested to take. The obligation of the Subscription Receipt and Escrow Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Subscription Receipt and Escrow Agent or the Subscription Receiptholders hereunder shall be conditional upon the Subscription Receiptholders furnishing, when required by notice in writing by the Subscription Receipt and Escrow Agent, sufficient funds to commence or continue the act, action or proceeding and an indemnity reasonably satisfactory to the Subscription Receipt and Escrow Agent and its counsel to protect and hold harmless the Subscription Receipt and Escrow Agent, its directors, officers, employees and agents against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Agreement shall require the Subscription Receipt and Escrow Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

(3)

The Subscription Receipt and Escrow Agent may, before commencing any act, action or proceeding or at any time during the continuance thereof, require the Subscription Receiptholders at whose instance it is acting to deposit with the Subscription Receipt and Escrow Agent the Subscription Receipt Certificates held by them, for which Subscription Receipt Certificates the Subscription Receipt and Escrow Agent shall issue receipts.

(4)

Every provision of this Agreement that, by its terms, relieves the Subscription Receipt and Escrow Agent of liability or entitles it to rely upon any evidence submitted by it, is subject to the provisions of this section 11.1 and section 11.2.

(5)

The Subscription Receipt and Escrow Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it shall have been required to do so under the terms hereof; nor shall the Subscription Receipt and Escrow Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall specifically set out the default desired to be brought to the attention of the Subscription Receipt and Escrow Agent and in the absence of such notice the Subscription Receipt and Escrow Agent may for all purposes of this Agreement conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice shall in no way limit any discretion herein given to the Subscription Receipt and Escrow Agent to determine whether or not the Subscription Receipt and Escrow Agent shall take action with respect to any default.

(6)

In this Agreement, whenever confirmations or instructions are required to be given to the Subscription Receipt and Escrow Agent, in order to be valid, such confirmations and instructions shall be in writing.

11.2

Evidence, Experts and Advisers

(1)

In addition to the reports, certificates, opinions and other evidence required by this Agreement, the Corporation shall furnish to the Subscription Receipt and Escrow Agent such additional evidence of compliance with any provision hereof and in such form as the Subscription Receipt and Escrow Agent may reasonably require by written notice to the Corporation.

(2)

In the exercise of its rights and duties hereunder, the Subscription Receipt and Escrow Agent may, if it is acting in good faith, act and rely absolutely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Subscription Receipt and Escrow Agent pursuant to any provision hereof or pursuant to a request of the Subscription Receipt and Escrow Agent. The Subscription Receipt and Escrow Agent shall be under no responsibility in respect of the validity of this Agreement or the execution and delivery hereof by or on behalf of the Corporation or in respect of the validity or the execution of any Subscription Receipt Certificate by the Corporation and issued hereunder, nor shall it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any such Subscription Receipt Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued upon the right to acquire provided for in this Agreement and/or in any Subscription Receipt Certificate.

(3)

Proof of the execution of an instrument in writing, including a Subscription Receiptholders’ Request, by any Subscription Receiptholder may be made by a certificate of a notary public or other person with similar powers that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Subscription Receipt and Escrow Agent may consider adequate and in respect of a corporate Subscription Receiptholder, shall include a certificate of incumbency of such Subscription Receiptholder together with a certified resolution authorizing the person who signs such instrument to sign such instrument.

(4)

The Subscription Receipt and Escrow Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(5)

The Subscription Receipt and Escrow Agent may employ or retain such counsel, accountants, engineers, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel and shall not be responsible for any misconduct on the part of any of them who has been selected with reasonable care by the Subscription Receipt and Escrow Agent. Any reasonable remuneration paid by the Subscription Receipt and Escrow Agent shall be paid by the Corporation in accordance with section 6.2.

(6)

The Subscription Receipt and Escrow Agent may, as a condition precedent to any action to be taken by it under this Agreement, require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable in the circumstances.

(7)

The Subscription Receipt and Escrow Agent may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from counsel or any accountant, engineer, appraiser or other expert or advisor, whether retained or employed by the Corporation or the Subscription Receipt and Escrow Agent with respect to any matter arising in relation to the Agreement.

11.3

Securities, Documents and Monies Held by Subscription Receipt and Escrow Agent

Any securities, documents of title, monies or other instruments that may at any time be held by the Subscription Receipt and Escrow Agent on behalf of the Corporation and the Subscription Receiptholders may be placed in the deposit vaults of the Subscription Receipt and Escrow Agent or of any Canadian chartered bank or deposited for safekeeping with any such bank or the Subscription Receipt and Escrow Agent. All interest or other income received by the Subscription Receipt and Escrow Agent in respect of such deposits and investments shall, subject to sections 7.3 and 7.4 belong to the Corporation and shall be paid to the Corporation upon discharge of this Agreement.

11.4

Action by Subscription Receipt and Escrow Agent to Protect Interests

Subject to the provisions of this Agreement, the Subscription Receipt and Escrow Agent shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests or the interests of the Subscription Receiptholders.

11.5

Subscription Receipt and Escrow Agent not Required to Give Security

The Subscription Receipt and Escrow Agent shall not be required to give any bond or security in respect of the performance of its duties pursuant to this Agreement or otherwise.

11.6

Protection of Subscription Receipt and Escrow Agent

By way of supplement to the provisions of any law for the time being relating to the performance of the duties of the Subscription Receipt and Escrow Agent pursuant to this Agreement, it is expressly declared and agreed as follows:

(1)

The Subscription Receipt and Escrow Agent shall not be liable for or by reason of any representations, statements of fact or recitals in this Agreement or in the Subscription Receipts (except the representation contained in section 11.8 or by virtue of the countersignature of the Subscription Receipt and Escrow Agent on the Subscription Receipts) or be required to verify the same and all such statements of fact or recitals are and shall be deemed to be made by the Corporation (except the representation contained in sections 2.8 or 11.8 of this Agreement).

(2)

Nothing herein contained shall impose any obligation on the Subscription Receipt and Escrow Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Agreement or any instrument ancillary or supplemental hereto.

(3)

The Subscription Receipt and Escrow Agent shall not be bound to give notice to any person or persons of the execution hereof.

(4)

The Subscription Receipt and Escrow Agent shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants or warranties herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation.

(5)

Without limiting any protection or indemnity of the Subscription Receipt and Escrow Agent under any other provision hereof, or otherwise at law, the Corporation hereby agrees to indemnify and hold harmless the Subscription Receipt and Escrow Agent and its directors, officers, agents and employees from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Subscription Receipt and Escrow Agent in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the gross negligence, fraud or wilful misconduct of the Subscription Receipt and Escrow Agent. This provision shall survive the resignation or removal of the Subscription Receipt and Escrow Agent, or the termination or discharge of this Agreement. The Subscription Receipt and Escrow Agent shall not be under any obligation to prosecute or defend any action or suit in respect of this Agreement which, in the opinion of counsel, may involve it in expense or liability, unless the Corporation shall, so often as required, furnish the Subscription Receipt and Escrow Agent with satisfactory indemnity and funding against such expense or liability.

11.7

Replacement of Subscription Receipt and Escrow Agent

(1)

The Subscription Receipt and Escrow Agent may resign its appointment and be discharged from all further duties and liabilities hereunder by giving to the Corporation not less than 30 days’ notice in writing or such shorter notice as the Corporation may accept as sufficient. The Subscription Receiptholders by extraordinary resolution shall have the power at any time to remove the Subscription Receipt and Escrow Agent and to appoint a new subscription receipt and escrow agent. In the event of the Subscription Receipt and Escrow Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new subscription receipt and escrow agent unless a new subscription receipt and escrow agent has already been appointed by the Subscription Receiptholders; failing that appointment by the Corporation, the retiring Subscription Receipt and Escrow Agent (at the Corporation’s expense) or any Subscription Receiptholder may apply to a court of competent jurisdiction, on such notice as the court may direct, for the appointment of a new subscription receipt and escrow agent; but any new subscription receipt and escrow agent so appointed by the Corporation or by the court shall be subject to removal as aforesaid by the Subscription Receiptholders. Any new subscription receipt and escrow agent appointed under any provision of this section shall be a corporation authorized to carry on the business of a trust company or transfer agent in the Province of Ontario. On any such appointment the new subscription receipt and escrow agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Subscription Receipt and Escrow Agent without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new Subscription Receipt and Escrow Agent, provided that any resignation or removal of the Subscription Receipt and Escrow Agent and appointment of a successor subscription receipt and escrow agent shall not become effective until the successor subscription receipt and escrow agent shall have executed an appropriate instrument accepting such appointment and, at the request of the Corporation, the predecessor Subscription Receipt and Escrow Agent, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor subscription receipt and escrow agent an appropriate instrument transferring to such successor subscription receipt and escrow agent all rights and powers of the Subscription Receipt and Escrow Agent hereunder and all securities, documents of title and other instruments and all monies and properties held by the Subscription Receipt and Escrow Agent hereunder.

(2)

Upon the appointment of a successor subscription receipt and escrow agent, the Corporation shall promptly notify the Subscription Receiptholders thereof in the manner provided for in section 12.2.

(3)

Any corporation into or with which the Subscription Receipt and Escrow Agent may be merged or consolidated or amalgamated, or any corporation succeeding to the stock transfer business of the Subscription Receipt and Escrow Agent, shall be the successor to the Subscription Receipt and Escrow Agent hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new subscription receipt and escrow agent under subsection 11.8(1).

(4)

Any Subscription Receipts countersigned but not delivered by a predecessor Subscription Receipt and Escrow Agent may be countersigned by the new or successor subscription receipt and escrow agent in the name of the predecessor or the new or successor subscription receipt and escrow agent.

11.8

Conflict of Interest

(1)

The Subscription Receipt and Escrow Agent represents to the Corporation that, at the time of the execution and delivery hereof, no material conflict of interest exists which it is aware of in the Subscription Receipt and Escrow Agent’s role as a subscription receipt and escrow agent hereunder and agrees that in the event of a material conflict of interest arising which it becomes aware of hereafter it will, within 30 days after ascertaining that it has a material conflict of interest, either eliminate the same or resign as the Subscription Receipt and Escrow Agent hereunder.

(2)

Subject to subsection 11.8(1), the Subscription Receipt and Escrow Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation, may act as registrar and transfer agent for the Common Shares and generally may contract and enter into financial transactions with the Corporation, all without being liable to account for any profit made thereby.

11.9

Subscription Receipt and Escrow Agent Not to be Appointed Receiver

The Subscription Receipt and Escrow Agent and any person related to the Subscription Receipt and Escrow Agent shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

11.10

Authorization to Carry on Business

The Subscription Receipt and Escrow Agent represents to the Corporation that it is registered to carry on business in the Province of Ontario.

11.11

Privacy

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual’s personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement.  Despite any other provision of this Agreement, no party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws.  The Corporation will, prior to transferring or causing to be transferred personal information to the Subscription Receipt and Escrow Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws.  The Subscription Receipt and Escrow Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

ARTICLE 12
GENERAL

12.1

Notice to the Corporation and the Subscription Receipt and Escrow Agent

(1)

Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Subscription Receipt and Escrow Agent shall be deemed to be validly given if delivered or if sent by registered mail, postage prepaid or if transmitted by telecopier:

(a)

if to the Corporation, to:

LIBERTY SILVER CORP.

390 Bay Street, Suite 806

Toronto, Ontario M5H 2Y2

Attention:

Dennis Peterson
Facsimile:

(416) 352-5693

(b)

if to the Subscription Receipt and Escrow Agent, to:

Capital Transfer Agency Inc.
105 Adelaide Street West
Suite 1101, Toronto ON M5H 1P9

Attention:

Gary Cripps
Facsimile:

(416) 350-5008

Each notice shall be personally delivered to the addressee, sent by facsimile transmission to the addressee or sent by registered mail and: (i) a notice that is personally delivered shall, if delivered prior to 5:00 p.m. (recipient’s time) on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; (ii) a notice that is sent by facsimile transmission prior to 5:00 p.m. (recipient’s time), with confirmation of receipt confirmed, shall be deemed to be given and received on the first Business Day following the day on which it is sent; and (iii) a notice that is sent by registered mail shall be deemed to be given on the fifth Business Day following postmark on the notice.

(2)

The Corporation or the Subscription Receipt and Escrow Agent, as the case may be, may from time to time notify the other in the manner provided in subsection 12.1(1) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Subscription Receipt and Escrow Agent, as the case may be, for all purposes of this Agreement. A copy of any notice of change of address given pursuant to this subsection 12.1(2) shall be available for inspection at the principal stock transfer offices of the Subscription Receipt and Escrow Agent in the City of Toronto, Ontario by Subscription Receiptholders during normal business hours.

12.2

Notice to the Subscription Receiptholders

(1)

Unless herein otherwise expressly provided, any notice to be given hereunder to Subscription Receiptholders shall be deemed to be validly given if the notice is sent by letter mail, postage prepaid, addressed to the holder or delivered by hand or courier (or so mailed to certain holders and so delivered to other holders) at their respective addresses appearing on the register maintained by the Subscription Receipt and Escrow Agent. Any notice so given shall be deemed to have been given on the day of delivery by hand or, if mailed on the fifth Business Day following the postmark on such notice, or if transmitted by telecopier, on the day following transmission.

(2)

If, by reason of strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Subscription Receiptholders could reasonably be considered unlikely to reach its destination, the notice may be published or distributed once in the Report on Business section of the national edition of The Globe and Mail newspaper or, in the event of a disruption in the circular of that newspaper, once in a daily newspaper in the English language of general circulation in the City of Toronto, Ontario; provided that in the case of a notice convening a meeting of the holders of Subscription Receipts, the Subscription Receipt and Escrow Agent may require such additional publications of that notice, in the same or in other cities or both, as it may deem necessary or appropriate or to comply with any applicable requirement of law or any stock exchange. Any notice so given shall be deemed to have been given on the day on which it has been published in the city or all of the cities in which publication was required (or first published in a city if more than one publication in that city is required). Accidental error or omission in giving notice or accidental failure to mail notice to any Subscription Receiptholder will not invalidate any action or proceeding founded thereon. In determining under any provision hereof, the date when notice of any meeting or other event must be given, the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

12.3

Discretion of Directors

Any matter provided herein to be determined by the directors of the Corporation in their sole discretion and determination so made, absent manifest error, will be conclusive.

12.4

Satisfaction and Discharge of Agreement

Following the earliest of:

(1)

the date on which the gross proceeds to the Offering shall have been returned to the proposed subscribers to the Offering pursuant to the terms and conditions of this Agreement;

(2)

the date on which the Common Shares shall have been issued to Subscription Receiptholders to the full extent of the rights attached to all Subscription Receipts theretofore countersigned hereunder, the Escrowed Proceeds shall have been released pursuant to section 7.3 and the monies to be paid hereunder, if any, have been paid; and

(3)

the date on which the Escrowed Proceeds shall have been released pursuant to section 7.4,

this Agreement shall cease to be of further effect. Notwithstanding the foregoing, all indemnities hereunder shall remain in full force and effect and survive the termination and discharge of this Agreement.

12.5

Provisions of Agreement and Subscription Receipts for the Sole Benefit of Parties and Subscription Receiptholders

Nothing in this Agreement or in the Subscription Receipts, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Subscription Receiptholders any legal or equitable right, remedy or claim under this Agreement, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Subscription Receiptholders.

12.6

Counterparts and Formal Date

This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear the date set out at the top of the first page of this Agreement.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF the parties hereto have executed this Agreement under the hands of their proper officers in that behalf.

LIBERTY SILVER CORP.

By:

/s/Geoffrey Browne

Authorized Signing Officer

CAPITAL TRANSFER AGENCY INC.

By:

/s/Chris Goodale

Authorized Signing Officer

By:

Authorized Signing Officer

[Signature Page to Subscription Receipt and Escrow Agreement]

SCHEDULE “A”

FORM OF SUBSCRIPTION RECEIPT CERTIFICATE

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) NOVEMBER 10, 2011, AND (II) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF LIBERTY SILVER CORP. AND ITS SUCCESSORS (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF APPLICABLE AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITHIN THE UNITED STATES, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HEREOF HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.”

SUBSCRIPTION RECEIPTS
TO ACQUIRE COMMON SHARES OF
LIBERTY SILVER CORP.

Subscription Receipt Certificate No.

Certificate for

 Subscription Receipts.

THIS IS TO CERTIFY THAT, [Name of Holder], the registered holder hereof (the “holder”), for value received, is entitled to receive in the manner herein provided and as more specifically set forth in the Subscription Receipt and Escrow Agreement (defined below) and without further payment therefor, one (1) common share (a “Common Share”) in the capital of Liberty Silver Corp. (the “Corporation”), one common share purchase warrant of the Corporation (a “Warrant”) and one (1) right to be issued for no further consideration 1/10th of one Common Share in certain circumstances (a “Right”), for each Subscription Receipt evidenced by this Subscription Receipt Certificate.  Each Warrant shall entitle the holder thereof to acquire one Common Share (a “Warrant Share”) at a price of US$0.65 per Warrant Share at any time until 5:00 p.m. (Toronto time) on the date which is the earlier of 24 months following the date the Corporation’s Common Shares are listed on Toronto Stock Exchange and 30 months following the date of the closing of the Offering.  Each Right shall entitle the holder thereof to acquire, for no additional consideration, one-tenth (1/10) of a Common Share.  Capitalized terms used in this Subscription Receipt Certificate and not otherwise defined herein shall have the meanings ascribed to them in the Subscription Receipt and Escrow Agreement.

The Subscription Receipts represented by this Subscription Receipt Certificate are issued under and pursuant to a subscription receipt and escrow agreement (the “Subscription Receipt and Escrow Agreement”) made as of November 10, 2011 among the Corporation and Capital Transfer Agency Inc. (the “Subscription Receipt and Escrow Agent”). Reference is made to the Subscription Receipt and Escrow Agreement and any instruments supplemental thereto for a full description of the rights of the holders of the Subscription Receipts and the terms and conditions upon which Subscription Receipts are, or are to be, issued, held, transferred and exchanged, all to the same effect as if the provisions of the Subscription Receipt and Escrow Agreement and all instruments supplemental thereto were herein set forth, and to all of which provisions the holder of this Subscription Receipt Certificate by acceptance hereof assents.  The Corporation will furnish to the holder of this Subscription Receipt Certificate upon request, and without charge, a copy of the Subscription Receipt and Escrow Agreement.

In the event of any inconsistency between the terms set forth in this Subscription Receipt Certificate and the terms of the Subscription Receipt and Escrow Agreement, the terms of the Subscription Receipt and Escrow Agreement shall govern.  All capitalized terms herein not otherwise defined shall have the same meaning as ascribed to such terms in the Subscription Receipt and Escrow Agreement.

Following the occurrence of the Release Event, each Subscription Receipt represented by this Subscription Receipt Certificate shall be automatically exchanged, for no additional consideration and without any further action of the holder, for one (1) Common Share, one (1)

Warrant and one (1) Right. The Subscription Receipts may not be exchanged prior to the occurrence of the Release Event.

The Release Event means the satisfaction of the Escrow Release Condition and the delivery of the Release Certificate to the Subscription Receipt and Escrow Agent providing notice of same.

In the event that the Release Event does not occur prior to 5:00 p.m. (Toronto Time) on December 31, 2012 (the “Release Deadline”), the Subscription Receipt represented hereby shall be null and void and the holder shall be entitled to receive US$0.50 per Subscription Receipt paid together with its pro-rata share of interest earned on the proceeds deposited with the Subscription Receipt and Escrow Agent pursuant to the Subscription Receipt and Escrow Agreement.

The holding of the Subscription Receipts evidenced by this Subscription Receipt Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as herein and in the Subscription Receipt and Escrow Agreement expressly provided.

The Subscription Receipts and the Common Shares issuable upon the conversion of these Subscription Receipts have not been and will not be registered under the United States Securities Act of 1933, as amended, or under the securities laws of any state of the United States.

The Subscription Receipt and Escrow Agreement contains provisions making binding upon all holders of Subscription Receipts outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by Subscription Receiptholders holding a specified percentage of Subscription Receipts outstanding.

The Subscription Receipts evidenced by this Subscription Receipt Certificate may only be transferred in accordance with the terms of the Subscription Receipt and Escrow Agreement and applicable securities laws.

This Subscription Receipt Certificate may be exchanged for one or more Subscription Receipt Certificates of different denomination(s) evidencing in the aggregate an equal number of Subscription Receipts as the number of Subscription Receipts represented by this Subscription Receipt Certificate in accordance with the terms of the Subscription Receipt and Escrow Agreement and applicable securities laws.

This Subscription Receipt Certificate shall not be valid for any purpose whatsoever unless and until it has been signed by the Corporation and countersigned by or on behalf of the Subscription Receipt and Escrow Agent. The countersignature of the Subscription Receipt and Escrow Agent on the Subscription Receipt Certificate issued hereunder shall not be construed as a representation or warranty by the Subscription Receipt and Escrow Agent as to the validity of this Subscription Receipt Certificate (except the due countersigning thereof) and the Subscription Receipt and Escrow Agent shall in no respect be liable or answerable for the use made of the Subscription Receipts or any of them or of the consideration therefor, except as otherwise specified herein.

Time shall be of the essence hereof.

This Subscription Receipt Certificate is governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF the Corporation has caused this Subscription Receipt Certificate to be signed by its duly authorized officer as of the 10th day of November, 2011.

LIBERTY SILVER CORP.

By:

Authorized Signing Officer

Countersigned by:

CAPITAL TRANSFER AGENCY INC.

By:

Authorized Signing Officer

TRANSFER OF SUBSCRIPTION RECEIPTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name)

(address)

the Subscription Receipts registered in the name of the undersigned represented by the within certificate and hereby appoints ______________________ as its attorney with full power of substitution to transfer the Subscription Receipts on the appropriate register of the Subscription Receipt and Escrow Agent.

DATED this _____ day of _________________ 20__.

Signature of Subscription Receiptholder

Guaranteed by:

Authorized Signature Number

NOTE:

The signature to this transfer must correspond with the name as recorded on the Subscription Receipts in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by an authorized officer of a Canadian Schedule I chartered bank or eligible guarantor institution with membership in an approved medallion signature guarantee program.

By Hand, Courier or Mail:

CAPITAL TRANSFER AGENCY INC.

105 Adelaide Street West, Suite 1100
Toronto Ontario, M5H 1P9

SCHEDULE “B”

RELEASE CERTIFICATE

TO:

Capital Transfer Agency Inc.

RE:

Subscription Receipt and Escrow Agreement (the “Subscription Receipt and Escrow Agreement”) dated •, 2011 among Liberty Silver Corp. and Capital Transfer Agency Inc.

Unless otherwise indicated, capitalized terms shall have the meanings ascribed to them in the Subscription Receipt and Escrow Agreement.

Pursuant to Section 4.2 of the Subscription Receipt and Escrow Agreement, the undersigned hereby certifies that the Escrow Release Condition has been satisfied.  Accordingly, pursuant to Section 7.3 of the Subscription Receipt and Escrow Agreement, the undersigned hereby requests that you:

(i)

liquidate the Escrowed Proceeds in accordance with Section 7 of the Subscription Receipt and Escrow Agreement;

(ii)

retain $__________________________ as payment of your fees and expenses;

(iii)

deliver the aggregate amount of $__________________________ (being the balance of the Escrowed Proceeds) to the Corporation, by wire transfer, to the following coordinates:

[NOTE: LIBERTY SILVER CORP. WIRE INSTRUCTIONS TO BE INSERTED AT TIME OF DELIVERY OF THIS CERTIFICATE.]

or as it may otherwise direct.

This Release Certificate may be signed in counterparts and delivered by facsimile and shall constitute good and sufficient authority for taking the actions described herein.

DATED this _____ day of _________________ 20_____.

LIBERTY SILVER CORP.

By:

CEO

By:

CFO

SCHEDULE “C”

FORM OF WARRANT CERTIFICATE

 “UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) NOVEMBER 10, 2011, AND (II) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

INCLUDE THE BELOW FOR WARRANTS ISSUED IN THE UNITED STATES OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES:

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.   “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF LIBERTY SILVER CORP. AND ITS SUCCESSORS (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF APPLICABLE AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITHIN THE UNITED STATES, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HEREOF HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.”

THESE SECURITIES MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES.  IF THE CORPORATION IS

A “FOREIGN ISSUER” WITHIN THE MEANING OF REGULATION S AT THE TIME OF TRANSFER PURSUANT TO RULE 904 OF REGULATION S, A NEW CERTIFICATE, BEARING NO LEGEND, MAY BE OBTAINED FROM COMPUTERSHARE TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO COMPUTERSHARE TRUST COMPANY OF CANADA AND THE CORPORATION AND, IF SO REQUIRED BY COMPUTERSHARE TRUST COMPANY OF CANADA, AN OPINION OF COUNSEL, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANT CERTIFICATE

LIBERTY SILVER CORP.
(incorporated under the laws of State of Nevada)

Warrant Certificate No. ●	● Warrants to Purchase Common Shares

This warrant (the “Warrant”) will be void and of no value unless exercised prior to 5:00 p.m. (Toronto time) on the Expiry Time (as defined below), subject to the Acceleration Provision as hereinafter defined.

THIS IS TO CERTIFY THAT, for value received, <<<<>>>> (the “Holder”), is entitled to purchase, at any time and from time to time, up to ● fully paid and non-assessable common shares without par value (the “Shares”) in the capital of Liberty Silver Corp. (the “Company”), upon and subject to the terms and conditions hereinafter referred to. The Holder is entitled to purchase the Shares at and for a price (the “Exercise Price”) of US$0.65 per Share at any time until 5:00 p.m. (Toronto time) on the date which is the earlier of 24 months following the date the Corporation’s Common Shares are listed on Toronto Stock Exchange and May 10, 2014 (the “Expiry Time”).

Such right to purchase the Shares may only be exercised by the Holder within the time hereinbefore set out by:

(i)

duly completing, in the manner indicated, and executing the Subscription Form attached hereto; and

(ii)

surrendering this Warrant to the Company at the offices of Capital Transfer Agency Inc., Suite 1101, 105 Adelaide Street West, Toronto, ON M5H 1P9, together with cash or a certified cheque payable to the order of the Company in the amount of the aggregate exercise price of the Shares subscribed for.

This Warrant and such certified cheque or cash will be deemed to be so surrendered and exercised only upon actual receipt thereof by the Company (the “Exercise Date”).

Any Shares issued on the exercise of this Warrant will be issued effective on the Exercise Date. Unless otherwise directed, the Company will, within three business days of the Exercise Date, mail or caused to be mailed to the Holder at the address indicated on the Subscription Form attached hereto a certificate or certificates representing such Shares.

The Holder may subscribe for and purchase any lesser number than the whole number of Shares purchasable under this Warrant and, in such event, will be entitled to receive a new Warrant with respect to the remaining balance of the Shares purchasable under this Warrant.

In the event of any alteration of the Shares, including any subdivision, consolidation or reclassification, or in the event of any form of reorganization of the Company, including any amalgamation, merger or arrangement (collectively, a “Reorganization”), an adjustment will be made to the terms of the Warrants such that the Holder, upon exercise of any Warrants following the completion of the Reorganization, will be entitled to receive the same number and kind of securities that it would have been entitled to receive as a result of the Reorganization had it exercised its Warrants immediately prior to the Reorganization.

The Company will not effect any Reorganization which could result in a successor to the Company unless prior to or simultaneously with the consummation thereof, the entity succeeding the Company acknowledges in writing that it is bound by and will comply with the provisions set forth in this Warrant Certificate.

If, in case at any time:

(a)

the Company pays any dividend payable in stock upon the Shares or makes any distribution to the holders of the Shares;

(b)

the Company offers for subscription pro rata to the holders of its Shares any additional shares of stock of any class or other rights;

(c)

there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(d)

in case of any Reorganization;

then, and in any one or more of such cases, the Company will give to the Holder at least 20 days’ prior written notice of the date on which the books of the Company will close or a record will be taken for such dividend, distribution or offer of subscription rights, or for determining rights to vote with respect to such dissolution, liquidation or winding-up or Reorganization and, in the case of such dissolution, liquidation or winding-up or Reorganization, at least 20 days’ prior written notice of the date when the same will take place. Such notice in accordance with the foregoing clause will also specify, in the case of any such dividend, distribution or offer of subscriptions rights, the date on which the holders of the Shares will be entitled thereto, and such notice in accordance with the foregoing will also specify the date on which the holders of the Shares will be entitled to exchange the Shares for securities or other property deliverable upon such dissolution, liquidation or winding-up or Reorganization, as the case may be. Each such written notice will be given by first class registered mail, postage prepaid, addressed to the Holder at the address of such Holder, as shown on the books of the Company.

In accordance with this certificate, the Company will make adjustments as it considers necessary and equitable acting in good faith. If at any time a dispute arises with respect to adjustments provided for herein, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Company and any such determination, absent manifest error, will be binding upon the Company, the Holder and shareholders of the Company. The Company will provide such auditors or accountants with access to all necessary records of the Company and fees payable to such accountants or auditors will be paid by the Company.

To the extent that this Warrant confers the right to purchase a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to purchase a whole number of Shares. No fractional Shares will be issued or consideration given in lieu thereof.

The Holder may, at any time prior to the Expiry Time, upon surrender hereof to the Company and upon payment of such applicable transfer charges as may be required by the Company from time to time, exchange this Warrant for other Warrants entitling the Holder to subscribe in the aggregate for the same number of Shares as are purchasable under this Warrant at the time of such exchange.

The terms and holding of this Warrant do not constitute the Holder to be a shareholder of the Company or entitle the Holder to any right or interest with respect thereto except as herein expressly provided.

The Company will reserve and set aside sufficient shares in its authorized capital to issue the Shares which may be issued from time to time on exercise of the Warrant.

Any notice to be given hereunder to the Holder will be given in writing and either sent by telecopier, delivered or mailed by prepaid post to the Holder at the address indicated on the Warrant, or at such other address as the Holder may hereafter designate by notice in writing. If such notice is sent by telecopier or is delivered, it will be deemed to have been given at the time of delivery; if such notice is sent by mail, it will be deemed to have been given 48 hours following the date of mailing thereof. In the event of a mail strike or disruption in postal service at or prior to the time a notice is deemed to have been received by mail, such notice will be delivered or sent by telecopier.

This Warrant and the Shares underlying this Warrant have not been and will not be registered under the United States Securities Act or 1933, as amended (the “U.S. Securities Act”) and applicable state securities laws and the Company has no current intention to effect such registration.  Warrants may only be exercised within the United States or by or on behalf of a U.S. Person (as defined in Regulation S of the U.S. Securities Act), or a person within the United States and the Shares issued upon exercise of Warrants may be delivered to an address in the United States only if the Warrants and the Shares are registered under the U.S. Securities Act and applicable state securities laws or such exercise is made in accordance with an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws, such exemption to be evidenced by such certificates and other evidence reasonably satisfactory to the Company and the Company shall be entitled to rely upon such confirmation.

This Warrant will be governed by and construed in accordance with the laws of the Province of Ontario.

Time will be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this Warrant to be signed by its duly authorized officer as of the 10th day of November, 2011.

LIBERTY SILVER CORP.
By:	/s/Geoffrey Browne
Authorized Signatory

Countersigned by Capital Transfer Agency Inc.

Registrar and Transfer Agent:

By:  /s/ Chris Goodale

      Authorized Signatory

SUBSCRIPTION FORM

TO:

LIBERTY SILVER CORP.

390 Bay Street, Suite 806

Toronto, ON  M5H 2Y2

_____________________________________________, the holder of the within Share Purchase Warrant, does hereby subscribe for _______________ Shares according to the conditions thereof and herewith makes payment in the amount of US$______________ as the purchase price in full for the said number of Shares at the price of US$0.75 per Share until the Expiry Time.

_____________________________________________ hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

Name(s) in full	Address	Number of Shares

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

ÿ

A

The undersigned holder (i) at the time of exercise of the Warrant Certificate is not in the United States; (ii) at the time of exercise of the Warrant Certificate is not a “U.S. person” (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) and is not exercising the Warrant Certificate for the account or benefit of a person in the United States or a U.S. person; (iii) did not execute or deliver this exercise form in the United States; and (iv) has in all other aspects complied with the terms of Regulation S under the U.S. Securities Act.

ÿ

B

The undersigned holder (i) purchased the Warrants in an offering of unit subscription receipts of Liberty Silver Corp. comprised of Common Shares, Warrants and Rights to acquire Common Shares, for its own account or the account of another “accredited investor” (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act) (“Accredited Investor”); (ii) is exercising the Warrants solely for its own account or for the account of such other Accredited Investor; and (iii) each of it and such other person, if any, was an Accredited Investor on the date the Warrants were acquired and is an Accredited Investor on the date of exercise of the Warrants.

ÿ

C

The undersigned is delivering a written opinion of United States legal counsel or evidence satisfactory to Liberty Silver Corp. to the effect that the Warrants and the Common Shares to be delivered upon exercise hereof have been registered under the U.S. Securities Act.

ÿ

D

The undersigned holder has delivered to Liberty Silver Corp. a written opinion of counsel of recognized standing in form and substance satisfactory to Liberty Silver Corp. to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state laws is available for the issue of the Common Shares issuable upon exercise of the Warrants.

Note: The undersigned holder understands that unless Box A or C above is checked, the certificate representing the Common Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.  Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box B, C or D above is checked. If Box C or D is checked, any opinion tendered must be in form and substance satisfactory to Liberty Silver Corp.. Holders planning to deliver an opinion of counsel in connection with the exercise of Warrants should contact Liberty Silver Corp. in advance to determine whether any opinions to be tendered will be acceptable to Liberty Silver Corp.

DATED this _______ day of ________________________, _________.

Authorized Signatory

Mailing Address

ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the accompanying Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer said Warrant on the books of the corporation named therein.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of common stock evidenced by the accompanying Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of said Warrant on the books of the corporation named therein.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

FOR USE BY THE LIBERTY SILVER CORP. ONLY:

This Warrant No. ________ cancelled (or transferred or exchanged) this _____ day of ___________, _____, shares of common stock issued therefor in the name of _______________, Warrant No. ________ issued for ____ shares of common stock in the name of _______________.